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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2001


                                  LANGER, INC.
             (Exact name of registrant as specified in its charter)


New York                                              0-12991                           11-2239561
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
(State or other jurisdiction of incorporation)        (Commission                  (I.R.S. Employer
                                                       File Number)               Identification No.)


                         450 Commack Road, Deer Park, New York                            11729
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                         (Address of principal executive executive offices)            (Zip Code)


Registrant's telephone number, including area code:          (631) 667-1200
                                                    -------------------------------

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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events and Regulation FD Disclosure.


         On November 1, 2001, pursuant to a Convertible Subordinated Note
Purchase Agreement, dated as of October 31, 2001, Langer, Inc. (the "Company") completed the sale of $14,589,000 principal amount of its 4% convertible subordinated notes, due August 31, 2006 (the "Notes"), in a private placement.
The Notes are convertible into shares of the Company's common stock at a conversion price of $6 per share, subject to antidilution protections, and are subordinated to senior indebtedness of the Company. The Company may, at its option, call, prepay, redeem, repurchase, convert or otherwise acquire the Notes, in whole or in part, (i) after August 31, 2003; or (ii) prior to August
31, 2003 if the closing price of the Company's common stock equals or exceeds
$9.00 per share for at least 10 consecutive trading days, provided that if the Company elects to prepay any of the Notes, the holders of the Notes may elect to convert the Notes for the Company's common stock under the terms of the Notes.
The Company also agreed to use its best efforts file a registration statement under the Securities Act of 1933, to register the resale of the shares of common stock issuable upon conversion of the Notes. The Company also granted the holder of the Notes certain piggyback and demand registration rights.

         The Company received net proceeds of $13.7 million from the offering.
Reference is made to the Convertible Subordinated Note Purchase Agreement and the Convertible Subordinated Notes, copies of which are attached hereto as exhibits and incorporated herein by reference, for a complete description of the terms and conditions thereof.


Item 7.  Financial Statements and Exhibits


         (a)  Financial Statements of businesses acquired.


              None.


         (b)  Pro Forma Financial Information.


              None.


         (c)  Exhibits


              99.1    Press Release, dated November 1, 2001


              99.2    Form of Convertible Subordinated Note Purchase Agreement


              99.3    Form of Convertible Subordinated Note




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 12, 2001

                                           LANGER, INC.



                                           By:   /s/ Andrew H. Meyers
                                                ___________________
                                                 Name: Andrew H. Meyers
                                                 Title: President and CEO


















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                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

99.1                  Press Release, dated November 1, 2001
99.2                  Form of Convertible Subordinated Note Purchase Agreement
99.3                  Form of Convertible Subordinated Note